UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2019

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 28, 2019, Regions Financial Corporation (the “Company”) issued and sold $500,000,000 aggregate principal amount of 3.800% Senior Notes due 2023 (the “Notes”) of the Company. The Notes form a part of the same series of the Company’s outstanding $500,000,000 principal amount of 3.800% Senior Notes due 2023, issued on August 13, 2018. The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Regions Securities LLC and UBS Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), dated January 23, 2019. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The Company received $506,973,333.33 in proceeds, before offering expenses, from the sale of the Notes.

The Notes were issued pursuant to an Indenture, dated as of August 8, 2005, as supplemented by the Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”), dated August 13, 2018, and as further supplemented by the Tenth Supplemental Indenture (the “Tenth Supplemental Indenture”), dated January 28, 2019, between the Company and Deutsche Bank Trust Company Americas, as trustee. A copy of the Ninth Supplemental Indenture is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2018 and is incorporated herein by reference as Exhibit 4.1 to this Current Report on Form 8-K. A copy of the Tenth Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference. The form of certificate representing the 3.800% Senior Notes due 2023 is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 1.1, 4.1, 4.2 and 4.3 as exhibits to the Company’s registration statement on Form S-3 (File No. 333-209657) (the “Registration Statement”) and such exhibits are incorporated herein by reference into the Registration Statement.

Copies of the opinions of Sullivan & Cromwell LLP, counsel to the Company, are attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are incorporated herein by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

1.1	Underwriting Agreement, dated January 23, 2019, by and among Goldman Sachs & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Regions Securities LLC and UBS Securities LLC, as representatives of the several underwriters listed therein.

4.1	Ninth Supplemental Indenture, dated August 13, 2018, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 13, 2018).

4.2	Tenth Supplemental Indenture, dated January 28, 2019, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of 3.800% Senior Notes due 2023.

5.1	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: January 28, 2019